UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020
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VALVOLINE INC.
(Exact name of registrant as specified in its charter)
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Kentucky	001-37884	30-0939371
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Valvoline Way
Lexington, KY 40509
(Address of Principal Executive Offices)

(859) 357-7777
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	VVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On December 15, 2020, Valvoline Inc. (“Valvoline”) issued a press release announcing that it had commenced an offering of $535 million aggregate principal amount of its 3.625% senior notes due 2031 (the “Notes”). Subsequently, on December 15, 2020, Valvoline issued a press release announcing that it had priced the offering of the Notes. The Notes will be unsubordinated unsecured obligations of Valvoline and will be guaranteed on an unsubordinated unsecured basis by each of Valvoline’s subsidiaries that guarantees Valvoline’s obligations under its existing senior secured credit facilities. Valvoline intends to use the net proceeds from this offering, together with cash and cash equivalents on hand, to fund the redemption of all of its outstanding 4.375% Senior Notes due 2025 at an aggregate redemption price of approximately $840 million (which includes an estimated redemption premium of approximately $26 million and unpaid accrued interest of approximately $14 million) and to pay related fees and expenses. The offering is expected to close on January 4, 2021, subject to customary closing conditions.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

Copies of the press releases announcing the commencement and pricing of the Notes offering are hereby incorporated by reference and attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release announcing the commencement of the Notes offering dated December 15, 2020.
99.2	Press Release announcing the pricing of the Notes offering dated December 15, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALVOLINE INC.

Date: December 15, 2020	By:	/s/ Mary E. Meixelsperger
Mary E. Meixelsperger
Chief Finance Officer

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